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                                                                   EXHIBIT 23.1

                                    EXHIBITS

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors
Compass Bancshares, Inc.:


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Plan's previously filed Form S-8 Registration Statement File No. 33-57003.

/s/ Arthur Andersen LLP

Birmingham, Alabama
July 10, 2000